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                                 EXHIBIT 10.33
            MASTER AGREEMENT DATED JANUARY 11, 1999 BY AND BETWEEN TURBOCHE TECHNOLOGIES, INC. AND AIG FINANCIAL SERVICES CORP.

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                                                                   EXHIBIT 10.33

                                    ISDA(R)
                  International Swap Dealers Association. Inc.


                               MASTER AGREEMENT

                         dated as of January 11, 1999

           TURBOCHEF TECHNOLOGIES,INC and BANQUE AIG, LONDON BRANCH

have entered an/or anticipate entering into one or more transactions (each a Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.   INTERPRETATION

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by its subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.
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(b)  CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice reasonable objection to such change.

(c)  NETTING. If on any date amounts would otherwise be payable:--

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  DEDUCTION OR WITHHOLDING FOR TAX.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

     (1)  promptly notify the other party ("Y") of such requirement;

     (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

     (3) promptly forward to Y an official receipt (or a certified copy) or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

     (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

          (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d): or

          (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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     (ii)  LIABILITY. IF:--

           (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

           (2)  X does not so deduct or withhold; and

           (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax. Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i) 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c) be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' right generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b)  ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of
Default or to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement; or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii)  any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified as soon as reasonable practicable.

(b   MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that arc required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may he subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(c) PAYMENT OF STAMP TAX. Subject to Section II, it will pay and Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated.

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i) 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT.

           (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

           (2) the expiration or termination of such Credit Support Document the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party: or

           (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects in whole or in part or challenges the validity of such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
    (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment delivery or exchange date of, or any payment on early termination of a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf;

     (v) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

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          described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);


          (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

               (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding -up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (I) to (71 (inclusive); or (9 takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the foregoing acts; or

      (vii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

               (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

               (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and,if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:--

          (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

               (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

               (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

          (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under
          Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under
          Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B)):

          (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
          Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

          (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event X or its successor or transferee, as appropriate, will be the Affected Party); or

          (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(C) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default

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6.     EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

 (b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

          (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

          (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

          If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

          Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

          (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(I) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days alter notice thereof is given under Section 6(b)(ii) on action to avoid that Termination Event.

         (iv) Right to Terminate. If.--

               (1) a transfer under Section 6(h)(ii) or an agreement under
               Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i): or

              (2) an Illegality under Section 5(b)(i)(2),a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party.

          either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(C)       EFFECT OF DESIGNATION.

          (i)  If notice designating an Early Termination Date is given under
          Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

          (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

 (d)      CALCULATIONS.

          (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

          (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgement) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(C) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs,the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

          (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

               (1) First Methods and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

               (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

               (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

      Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

 (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:--

      (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated. Loss shall be calculated in respect of all Terminated Transactions.

      (2)   Two Affected Parties. If there are two Affected Parties:--

            (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

            (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

      If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.  TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.  CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.  MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

    (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

    (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.


10. OFFICES MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.


11. EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

          (i) if in writing and delivered in person or by courier, on the date it is delivered;

          (ii) if sent by telex, on the date the recipient's answerback is received;

          (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

          (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

          (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.


13. GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings), each party irrevocably:--

          (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

          (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate:

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii) by a Non-defaulting Party, the Non-default
Rate: and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section II. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or if "Automatic Early Termination applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


      TURBOCHEF TECHNOLOGIES, INC.         BANQUE AIG. LONDON BRANCH

     -----------------------------        -----------------------------
      (NAME OF PARTY)                        (NAME OF PARTY)


  By: /s/ Dennis J. Jameson                By: /s/ Kristofer Masson
      .................................         ................................
       Name: DENNIS J. JAMESON                   Name: KRISTOFER MANSSON
       Title: EVP-CFO                            Title: MANAGING DIRECTOR
       Date: JAN 11, 1999                        Date:

                                                   (Multicurrency--Cross Border)



                                      ISDA
              International Swap and Derivatives Association, Inc.

                                    SCHEDULE
                                     to the
                                Master Agreement

                          dated as of January 11, 1999

between BANQUE AIG, LONDON BRANCH and TURBOCHEF TECHNOLOGIES, INC
                  ("Party A")          ("Party B")

Part 1. TERMINATION PROVISIONS.

(a)     "SPECIFIED ENTITY" means in relation to Party A for the purpose of:--
        Section 5(a)(v)              :        Not Applicable.

        Section 5(a)(vi)             :        Not Applicable.

        Section 5(a)(vii)            :        Not Applicable.

        Section 5(b)(iv)             :        Not Applicable.

                              and in relation to Party B for the purpose of:--

        Section 5(a)(v)              :        Not Applicable.

        Section 5(a)(vi)             :        Not Applicable.

        Section 5(a)(vii)            :        Not Applicable.

        Section 5(b)(iv)             :        Not Applicable.

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A and Party B.

    "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14 of this Agreement.

    "THRESHOLD AMOUNT" means, with respect to Party A, USD 25,000,000 or its equivalent in any currency, and, with respect to Party B, USD 1,000,000 or its equivalent in any currency.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will apply to Party A and will apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

NY!2524: 36580.3

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:--

    (i) Market Quotation will apply.

    (ii) The Second Method will apply.

(g) "TERMINATION CURRENCY" means United States Dollars.

(h) ADDITIONAL TERMINATION EVENT will apply. The following shall constitute an Additional Termination Event, with Party B as the Affected Party:-- There shall occur any event that would permit Party A to declare an acceleration under Article VI of the Variable Stock Agreement, to be dated on or about January 14, 1999, between Party A and Party B.

    For purposes of this Agreement:

          "TRANSACTION" means any Transaction entered into pursuant to a Confirmation delivered pursuant to, and forming a part of, this Agreement, as amended or modified from time to time.

          "ISSUER" means the issuer of the Shares with respect to a Transaction.

          Each reference in the definition of "Merger Event" and "Nationalization or Insolvency" in the Equity Derivatives Definitions to "all of such Shares outstanding, "all such Shares" or "all the Shares" shall be deemed to be a reference to "all or a substantial portion of such Shares outstanding", "all or a substantial portion of such Shares" or "all or a substantial portion of the Shares" as the case may be. The reference in the definition of "Merger Date" in the Equity Derivatives Definition to "all holders of the relevant Shares" shall be deemed a reference to "holders of all or a substantial portion of the relevant Shares." Also, as used herein the term "Merger Event" shall be deemed to include, in addition to the transactions described in the definition thereof in the Equity Derivatives Definitions, any mandatory share exchange or other similar transaction involving the Issuer and another entity.

Part 2. TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:-- It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A makes no representations and Party B makes no representations.

Part 3. AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:--

(a) Tax forms, documents or certificates to be delivered are:--

Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party (or any Credit Support Provider thereof), execute, arrange for any required certification of, and deliver to the other party (or any Credit Support Provider thereof) or such government or taxing authority as the other party (or any Credit Support Provider thereof) directs, any form or document that may be required or reasonably requested in order to assist or enable the other party (or any Credit Support Provider thereof) to secure the benefit of any available exemption or relief from any deduction or withholding for or on account of any Tax or, if there is no available exemption or relief as aforesaid, to secure the benefit of any reduced rate of deduction or withholding in respect of any payment under this Agreement (or any Credit Support Document) promptly upon the earlier of: (i) reasonable demand by the other party (or any Credit Support Provider thereof); and (ii) learning that the form or document is required.

(b) Other documents to be delivered are:--

PARTY REQUIRED     FORM/DOCUMENT/        DATE BY WHICH TO BE     COVERED BY
TO DELIVER         CERTIFICATE           DELIVERED               SECTION 3(D)
DOCUMENT                                                         REPRESENTATION

Party A            Guarantee of          At execution                 No
                   American
                   International Group,
                   Inc. (the "Guarantor")
                   in substantially the
                   form attached hereto as
                   Exhibit A

PARTY REQUIRED     FORM/DOCUMENT/        DATE BY WHICH TO BE     COVERED BY
TO DELIVER         CERTIFICATE           DELIVERED               SECTION 3(D)
DOCUMENT                                                         REPRESENTATION

                   Evidence of the       At execution                 Yes
                   authority of a
                   specified person or
                   persons to execute
                   this Agreement,
                   including any and all
                   Confirmations, on
                   behalf of Party A

                   Annual Financial      On demand of Party           Yes
                   Statements of the     B, in respect of the
                   Guarantor             latest publicly
                                         available financial
                                         statements prior to
                                         the date of this
                                         Agreement and in respect
                                         of financial statements
                                         that hereafter become
                                         publicly available

Party B            Annual Financial      Within 90 days of the        Yes
                   Statements            last day of each calendar
                                         year, with respect to
                                         financial statements
                                         relating to such
                                         calendar year

                   Opinion of counsel    At execution                 No
                   satisfactory to
                   Party A

Part 4. MISCELLANEOUS.

(a) ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:--

    Address for notices or communications to Party A:--

    Address:    4 Broadgate, 7th Floor
                London EC2M 7LE
                United Kingdom

    Attention:  Managing Director

    Telex:  94016840                     Answerback: AIGF

     Facsimile No.: (011) (44171) 972-0771

     Electronic Messaging System Details: Not Applicable.

     With a copy to:

          AIG Financial Products Corp.
          100 Nyala Farm
          Westport, Connecticut 06880
          United States of America

          Attention: Chief Financial Officer (with a copy to the General
          Counsel)

          Telex No.: 910240 9432         Answerback: AIGFPC

          Facsimile No.: (203) 222-4780

          Electronic Messaging System Details: Not Applicable.

     Address for notices or communications to Party B:--

     Address: 10500 Metric Drive, Suite 128
              Dallas, Texas 75243


     Attention: Chief Financial Officer

     Telex No.: Not Applicable               Answerback: Not Applicable

     Facsimile No.: (214) 340-8477           Telephone No.: (214) 341-9471

     Electronic Messaging System Details: Not Applicable

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:--

     Party A appoints as its Process Agent: Not Applicable.

     Party B appoints as its Process Agent: Not Applicable.

(c)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:--

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)  CALCULATION AGENT. The Calculation Agent is Party A.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     In the case of Party A, the Guarantee of Party A's obligations hereunder by the Guarantor dated as of the date hereof.

     In the case of Party B. the Pledge Agreement, dated as of the date hereof, between Party A and Party B.

(g)  CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party
     A: American International Group, Inc.

     Credit Support Provider means in relation to Party B: Not Applicable.

(h) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEW YORK LAW.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions under this Agreement.

(j)  "AFFILIATE" will have the meaning specified in Section 14 of this Agreement

Part 5. OTHER PROVISIONS.

(a) DEFINITIONS. This Agreement, each Confirmation and each Transaction are subject to the 1991 ISDA Definitions and the 1996 ISDA Equity Derivatives Definitions (the "Equity Derivatives Definitions") (each as published by the International Swaps and Derivatives Association, Inc. (formerly the International Swap Dealers Association, Inc.)) (collectively, the "Definitions"), and will be governed in all respects by the provisions set forth in the Definitions, without regard to any amendments to the Definitions subsequent to the date thereof. The provisions of the Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation, as if set forth in full in this Agreement or in that Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Agreement. such Confirmation will prevail for the purpose of the relevant Transaction.


(b) GROSS UP. The third line of Section 2(d)(i) of this Agreement is hereby amended by the insertion before the phrase "of any relevant governmental revenue authority" of the words ", application or official interpretation" and the insertion of the words "(either generally or with respect to a party to this Agreement)" after such phrase.

(c) ANNUAL FINANCIAL STATEMENTS. "Annual Financial Statements" means, in respect of each of American International Group, Inc. and Party B, a copy of the annual report of such party containing audited consolidated financial statements for such party's fiscal year certified by independent certified public accountants and prepared in accordance with accounting principles that are generally accepted in the United States of America.

(d) Set-off. Any amount (the "Early Termination Amount") payable to Party B by Party A under Section 6(e), in circumstances where Party B is the Defaulting Party or the only Affected Party in the case where a Termination Event has occurred, will, at the option of Party A (and without prior notice to Party B), be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by Party B to Party A (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) between Party A and Party B or instrument(s) or undertaking(s) issued or executed by Party B to, or in favor of, Party A (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). Party A will give notice to Party B of any set-off effected under this Part 5(d).

     For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by Party A into the currency in which the other is denominated at the rate of exchange at which Party A would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

     If an obligation is unascertained, Party A may in good faith estimate that obligation and set-off in respect of the estimate, subject to Party A accounting to Party B when the obligation is ascertained.

     Nothing in this Part 5(d) shall be effective to create a charge or other security interest. This Part 5(d) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which Party A is at any time otherwise entitled (whether by operation of law, contract or otherwise).

     Party B shall not have any right of set-off against Party A.

(e) REPRESENTATIONS. Section 3 is hereby amended by (i) adding the following sentence at the end of subparagraph (c) of Section 3 of the Agreement:
     "Without limitation of the foregoing, Party B has made any and all filings or reports required to be made by it under applicable laws and regulations in connection with its ownership of any Shares that are the subject of any Transaction entered into under this Agreement"; and (ii) adding at the end thereof the following subparagraphs (g) and (h):

     (g) ELIGIBLE SWAP PARTICIPANT. It constitutes an "eligible swap participant" as such term is defined in Rule 35.1(b)(2) of the Commodity Futures Trading Commission, 17 C.F.R. (S)35.1(b)(2)(1993).

     (h) LINE OF BUSINESS. It has entered into this Agreement (including each Transaction entered into hereunder) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

(f) PARTY B REPRESENTATIONS. Party B hereby represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into and at all times until the termination of the Agreement unless otherwise specified in the Confirmation for any Transaction) that:--

     (i) Party B is not, and for a period of not less than three months has not been, an affiliate (as defined in Rule 144 ("Rule 144") under the Securities Act of 1933, as amended (the "Securities Act")) of the Issuer. At least six months have elapsed since the date on which Party B acquired any Shares and at least three months have elapsed since the date on which Party B acquired any securities that are convertible into or exchangeable for Shares (other than any Shares or convertible or exchangeable securities that may be freely resold by Party B without restriction as to the amount or timing of sale and without registration under the Securities Act) (with the three and six-month periods referenced in this sentence being measured as provided in Rule 144).

     (ii) All of the Shares owned by Party B are either (i) freely transferable by Party B under the Securities Act without restriction as to the amount or timing of sale and without registration under the Securities Act, or (ii) subject to the expiration of any required holding period under Rule 144(d), eligible for resale by Party B pursuant to Rule 144.

     (iii) Party B is not an affiliate (as defined in Rule 144) of the Issuer. Party B is not in possession of, and does not have special access to, any material non-public information regarding the Issuer.

     (iv) Party B is not, and during the term of any Transaction will not become, the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but treating any securities beneficially owned by Party B that are convertible, exchangeable or exercisable for equity securities of the Issuer as if they had been converted, exchanged or exercised) of more than 5 per cent of the outstanding shares of any class or series of equity securities of the Issuer. For purposes of this representation, Party B shall be deemed to have beneficial ownership of any securities it beneficially owns within the meaning of said Rule 13d-3 whether such beneficial ownership is direct or indirect and whether it is based on securities individually owned by Party B or securities owned as a member of a "group" within the meaning of Rule 13d-5(b) under the Exchange Act.

     (v) Party B is not and has not been subject to the reporting obligations of Section 16 of the Exchange Act with respect to the Issuer.

     (vi) Party B has filed or caused to be filed all tax returns that are required to be filed by Party B and has paid all taxes shown to be due and payable on said returns or on any assessment made against Party B or any of Party B's property and all other taxes, assessments, fees, liabilities or other charges imposed on Party B or any of Party B's property by any governmental authority (other than any taxes, assessments, fees, liabilities or other changes contested by Party B in good faith).

     (vii) (a) Party B is solely responsible for Party B's trading or investment decisions with respect to this Agreement and each Transaction entered into under this Agreement; and (b) Party B is not relying on Party A in connection with any such decisions, and Party A is not acting as an advisor to or fiduciary of Party B in connection with any Transaction under this Agreement, regardless of whether Party A provides it from time to time with market information or views.

     (viii) Party B has sufficient knowledge, experience and access to professional advice to make Party B's own legal, tax, accounting and financial evaluation of the merits and risks of entering into this Agreement and each Transaction hereunder, has reviewed the documentation relating to this

     Agreement and each Transaction hereunder carefully with Party B's financial, legal and tax advisors and has determined that entering into this Agreement and each Transaction hereunder is consistent with Party B's objectives. Without limitation of the foregoing, or of any other provisions of this Agreement, Party B acknowledges and understands that Transactions entered into under this Agreement may involve complex legal, tax and regulatory considerations that are highly dependent on facts and circumstances related to Party B, that Party A will have insufficient information regarding such facts and circumstances to determine the legal, tax and regulatory consequences of such Transactions for Party B and that Party B, together with its legal, tax and financial advisors, will be solely responsible for determining and evaluating such consequences and making its own independent decisions with respect to such Transactions based on such determinations and evaluations and any other factors or considerations deemed relevant by Party B or its advisors.

     (ix) Party B has provided to Party A copies of all agreements or contracts to which it is a party, or by which it is bound, that relate to the Shares or any securities that are convertible, exchangeable or exercisable for Shares.

     (x) Any Shares beneficially owned by Party B, and any securities beneficially owned by Party B that are convertible, exercisable or exchangeable for Shares, are not subject to any restrictions on transfer other than those arising under state securities laws (if any) and no such Shares or other securities are entitled to the benefits of any registration rights agreement or similar agreement.

     (xi) Party B acknowledges that it has received and executed a copy of the Option Account Agreement and Approval Form (the "Account Form") and related Representation Letter of AIG Financial Securities Corp. and has reviewed the related disclosures. Party B hereby makes for the benefit of Party A all representations and undertakings made by it in the Account Form and such Representation Letter.

(g) ADDITIONAL COVENANTS. The following paragraphs (f) and (g) are hereby added at the end of Section 4 of this Agreement:

     (f) NOTICE OF TAX LIENS. Promptly upon (and in any event within three days of) becoming aware that any filing of a federal lien in respect of Party B or any of Party B's property has been made in the United States of America, or that the United States Internal Revenue Service intends to make or contemplates making any such filing, Party B shall give notice of such occurrence to Party A. specifying the nature and status of such filing.

     (g) CONFIDENTIALITY. Party A considers its participation in each and any Transaction and the details thereof (collectively, the "Information") to constitute confidential and valuable business information. Accordingly, Party B agrees to keep the Information strictly confidential and not to disclose it (or any portion thereof) to any third party. Party B may, however, disclose any Information to the extent such disclosure is required by law, provided that Party B (i) notifies Party A reasonably in advance of any requirement or pending request for the disclosure of any Information, and (ii) prior to disclosure consults with Party A as to the advisability of seeking means to preserve the confidentiality of such Information.

(h) ADDITIONAL EVENT OF DEFAULT. Section 5(a) of the Agreement is hereby amended by replacing the period at the end thereof with "; or" and adding the following paragraph (ix) immediately thereafter:

     (ix) TAX LIENS. With respect to Party B only, (i) a federal tax lien is filed against Party B or any of Party B's property in the United States of America, or (ii) Party B fails to comply with Party B's obligations pursuant to Section 4(f) of this Agreement.

(i) TRANSFER. Section 7 of this Agreement is replaced in its entirety with the following:

     (a) Neither this Agreement nor any interest or obligation in or under this Agreement or any Transaction may be transferred by Party B without the prior written consent of Party A and any purported transfer without such consent will be void.

     (b) Subject to Section 6(b)(ii) of this Agreement, and except as expressly provided herein, neither this Agreement nor any interest or obligation in or under this Agreement or any Transaction may be transferred by Party A without the prior written consent of Party B (other than pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all of Party A's assets to, another entity) and any purported transfer without such consent will be void. Party A may transfer the Agreement, any of its interests and obligations in and under this Agreement or all, but not fewer than all Transactions, to another of Party A's offices, branches or Affiliates on two Business Days' prior written notice; provided, however, that (i) if such transfer is to an entity other than American International Group, Inc., such notice shall be accompanied by a Guarantee of American International Group, Inc. of such transferee's obligations in substantially the form of the Guarantee of American International Group, Inc. referred to in Part 4(f) of this Schedule or by an agreement in writing of American International Group, Inc. that such Guarantee will apply to the obligations of such transferee under this Agreement, (ii) Party B will not, as a result of such transfer, be required under tax laws in effect on the date of transfer to pay to the transferee on the next succeeding Scheduled Payment Date an amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of default interest) greater than the amount which Party B would have been required to pay to Party A in the absence of such transfer, (iii) the transferee will not, as a result of such transfer, be required under laws in effect on the date of transfer to withhold or deduct on the next succeeding Scheduled Payment Date on account of Indemnifiable Tax under Section 2(d)(i) (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date, have been required to so withhold or deduct in the absence of such transfer unless the transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess and (iv) a Termination Event or Event of Default does not occur as a result of such transfer. With respect to the result described in subclauses (ii) and (iii), Party A agrees to cause such transferee to make, and Party B agrees to make, such Payee Tax Representations and Payer Tax Representation as may be reasonably requested by the other party in order to permit such other party to determine that such result will not occur after such transfer.

(j)  BINDING EFFECT.

     The following paragraph (h) is hereby added at the end of Section 9 of this Agreement:

     (h) BINDING EFFECT. This Agreement shall bind and inure to the benefit of Party A and Party B and their respective permitted successors and assigns.

(k)  DEFINITIONS.

     (i) For all purposes of this Agreement, "Contractual Currency" means United States Dollars.

     (ii) The definition of "law" in Section 14 of this Agreement is hereby amended by the insertion of the words "either generally or with respect to a party to this agreement" after the phrase "any relevant governmental revenue authority" and the addition of the words "Change in Tax Law," before the word "lawful" in the second line.

 (l) DEALINGS IN THE SHARES. Party B hereby acknowledges and agrees that Party A will hedge its exposure with respect to the Transactions; that such hedging may involve effecting purchases, long sales or short sales in any or all of the classes of Shares that are the subject of a Transaction or in options or other derivatives in respect of any such classes of Shares; that at any time before, during or after the term of any Transaction Party A may change or alter its hedge position: that such hedging transactions may affect the market price of any such class or classes of Shares and thus the amounts payable by Party A under one or more Transactions and that Party A shall have no obligation to purchase or sell, or to refrain from purchasing or selling, any class of Shares, or to refrain from entering into, any hedging transaction, at any time.

     IN WITNESS WHEREOF, the parties have executed this document as of the date specified on the first page hereof.

                                                          Party A
                                                          -------

                                                  BANQUE AIG, LONDON BRANCH

                                                  By: /s/ Kristofer Mansson
                                                     -------------------------
                                                     Name:  KRISTOFER MANSSON
                                                     Title: MANAGING DIRECTOR
                                                     Date:

                                                          Party B
                                                          -------

                                                  TURBOCHEF TECHNOLOGIES, INC.

                                                      /s/ Dennis J. Jameson
                                                     -------------------------
                                                     Name:  DENNIS J. JAMESON
                                                     Title: EVP-CFO
                                                     Date:  JAN. 11, 1999

                                                                       Exhibit A
                                                                       ---------


                 GUARANTEE OF AMERICAN INTERNATIONAL GROUP. INC.
                 -----------------------------------------------


                  Guarantee, dated as of January 11, 1999, by American International Group, Inc., a Delaware corporation (the "Guarantor"), in favor of TurboChef Technologies, Inc., a Delaware corporation (the "Guaranteed Party").

             1. GUARANTEE. To induce the Guaranteed Party to enter into (i) a Master Agreement, dated as of the date hereof, pursuant to which the Guaranteed Party and Banque AIG, London Branch (the "Bank"), have entered and/or anticipate entering into one or more Transactions (as defined therein), the confirmation of each of which supplements, forms a part of, and will be read and construed as one with, such Master Agreement (as amended or modified from time to time, such Master Agreement together with such confirmations are collectively referred to herein as the "Master Agreement"), and (ii) a Variable Stock Agreement, to dated on or about January 14, 1999, pursuant to which the Guaranteed Party will sell to the Bank certain securities at the time and on the terms specified therein (as amended or modified from time to time, the "Stock Agreement"), the Guarantor absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party and its successors, endorsees and assigns, the prompt payment when due of all present and future payment obligations of the Bank to the Guaranteed Party arising out of (i) Transactions entered into under the Master Agreement, or (ii) the Stock Agreement (collectively, the "Obligations"). This Guarantee is a Credit Support Document as contemplated in the Master Agreement.

             2. NATURE OF GUARANTEE. The Guarantor's obligations hereunder shall not be affected by the existence, validity, enforceability, perfection or extent of any collateral therefor or by any other circumstance relating to the Obligations that might otherwise constitute a legal or equitable discharge of or defense to the Guarantor not available to the Bank. The Guarantor agrees that the Guaranteed Party may resort to the Guarantor for payment of any of the Obligations whether or not the Guaranteed Party shall have resorted to any collateral therefor or shall have proceeded against the Bank or any other obligor principally or secondarily obligated with respect to any of the Obligations. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that the Bank becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor's obligations hereunder. In the event that any payment to the Guaranteed Party in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made. The Guarantor reserves the right to (a) set-off against any payment owing hereunder any amounts owing by the Guaranteed Party to the Bank and (b) assert defenses which the Bank may have to payment of any Obligations other than defenses arising from the bankruptcy or insolvency of the Bank and other defenses expressly waived hereby.

          3. CHANGES IN OBLIGATIONS, COLLATERAL THEREFOR AND AGREEMENTS RELATING THERETO; WAIVER OF CERTAIN NOTICES. The Guarantor agrees that the Guaranteed Party may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations, and may also make any agreement with the Bank or with any other party to or person liable on any of the Obligations or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party and the Bank or any such other party or person without in any way impairing or affecting this Guarantee. The Guarantor waives notice of the acceptance of this Guarantee and of the Obligations, presentment, demand for payment, notice of dishonor and protest.

          4. EXPENSES. The Guarantor agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of the Guaranteed Party's counsel) in any way relating to the enforcement or protection of the rights of the Guaranteed Party hereunder; provided that the Guarantor shall not be liable for any expenses of the Guaranteed Party if no payment under this Guarantee is due.

          5. SUBROGATION. Upon payment of any of the Obligations, the Guarantor shall be subrogated to the rights of the Guaranteed Party against the Bank with respect to such Obligations, and the Guaranteed Party agrees to take at the Guarantor's expense such steps as the Guarantor may reasonably request to implement such subrogation.

          6. NO WAIVER; CUMULATIVE RIGHTS. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

          7. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:


          (a) the Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power to execute, deliver and perform this Guarantee;

          (b) the execution, delivery and performance of this Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of the Guarantor's certificate of incorporation or by-laws, as amended to date, or any law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets;

             (c) all consents, licenses, clearances, authorizations and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery and performance of this Guarantee have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Guarantee; and

             (d) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

             8. ASSIGNMENT. Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other person (except by operation of law) without the prior written consent of the Guarantor or the Guaranteed Party, as the case may be, provided, however, that the Guaranteed Party may assign its rights, interests and obligations hereunder (insofar as such rights, interests and obligations pertain to the Master Agreement) to an assignee or transferee to which it has transferred its interests and obligations under the Master Agreement pursuant to Section 7 thereof and may assign its rights, interests and obligations hereunder (insofar as such rights, interests and obligations pertain to the Stock Agreement) to an assignee or transferee to which it has transferred its interests and obligations under the Stock Agreement pursuant to Section 7.6 thereof.

             9. NOTICES. All notices or demands on the Guarantor shall be deemed effective when received, shall be in writing and shall be delivered by hand or by registered mail, or by facsimile transmission promptly confirmed by registered mail, addressed to the Guarantor at:

             American International Group, Inc.
             70 Pine Street
             New York, New York 10270
             Attention: Secretary
             Fax (212) 514-6894

or such other address or facsimile number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Agreement.

             10. CONTINUING GUARANTEE. Subject to the provisions of Section 11 hereof, this Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until all of the Obligations have been satisfied in full.

             11. TERMINATION. The Guarantee may be terminated by the Guarantor upon 5 days' written notice to the Guaranteed Party, provided that this Guarantee shall remain in full force and effect with respect to Obligations incurred by the Bank pursuant to the Stock Agreement or incurred as a result of Transactions entered into prior to the effective date of such termination.

             12. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

             IN WITNESS WHEREOF, this Guarantee has been duly executed and delivered by the Guarantor to the Guaranteed Party as of the date first above written.

                                              AMERICAN INTERNATIONAL GROUP, INC.


                                              By:_______________________________


                                              By:_______________________________

BANQUE AIG                                            [LOGO OF AIG APPEARS HERE]

London Branch                                                         EXHIBIT A
7th Floor, 4 Broadgate, London EC2M 2BD
Tel: 0171-617 0400    Fax: 0171-972 0771
and  0171-920 0033    and  0171-628 2923

A member of the SFA

     DATE:             14 January, 1999

     TO:               TURBOCHEF TECHNOLOGIES, INC.
                       10500 METRIC DRIVE
                       SUITE 128
                       DALLAS, TEXAS 75243
                       TEL: 214-341-9471
                       FAX: 214-340-8477
                       ATTENTION: MR. DENNIS JAMESON

     CC:               AIG FINANCIAL SECURITIES CORP.
                       Kurt Nelson

     FROM:             BANQUE AIG, LONDON BRANCH

     SUBJECT:          SHARE OPTION TRANSACTION

--------------------------------------------------------------------------------

     Dear Mr. Jameson:

     The purpose of this letter agreement is to set forth the terms and conditions of the share option transaction entered into on the Trade Date referred to below (the "Option Transaction") between Banque AIG, London Branch ("Banque AIG") (guaranteed by American International Group, Inc. ("AIG") and TurboChef Technologies Inc. ("Counterparty"). We are treating Counterparty for the purposes of the rules of the Securities and Futures Authority as an Ordinary Business Investor within paragraph (a) of the definition of an Ordinary Business Investor contained in these rules, and your confirmation of this transaction in the manner referred to below will constitute a confirmation and warranty that you are such an Ordinary Business Investor. This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

     1. This Confirmation is subject to and incorporates the 1991 ISDA Definitions and the 1996 ISDA Equity Derivatives Definitions, each published by the International Swaps and Derivatives Association, Inc. (the "Definitions"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of 11 January 1999 between Banque AIG, London Branch and Counterparty that (i) incorporates the Definitions (whether directly or by means of this Confirmation) and (ii) sets forth general terms and conditions applicable to interest rate swap transactions between us (the "Master Agreement"). All provisions contained in, or incorporated by reference to, such Master Agreement shall govern this Confirmation except as expressly modified below.

     2. The terms of the particular Option Transaction to which this Confirmation relates are as follows:

     General Terms:

          Trade Date:                     14 January 1999.

          Option Style:                   European.

          Option Type:                    Put.

          Seller:                         Banque AIG.

          Buyer:                        Counterparty.

          Strike Price:                 90% of the Initial Price.

          Shares: Common Shares, $1.25 par value per share, of Maytag Corporation (Cusip
                                        Number: 578592107).

          Number of Options:            221,846.

          Option Entitlement:           One Share per Option.

          Premium:                      10.45% of the Initial Price per Option.

          Premium Payment Date:         One Currency Business Day following the
                                        Final Hedge Date (as defined below).

          Initial Price:                Weighted average price at which Banque
                                        AIG or an affiliate sells Shares short
                                        on or following the Trade Date in an
                                        amount sufficient to hedge (at its sole
                                        discretion) its position pursuant to the Option Transaction (and any other option transaction entered into by Banque AIG and the Counterparty on the Trade Date).

                                        Counterparty acknowledges and agrees
                                        that (i) Banque AIG or an affiliate
                                        will, on the basis of this Confirmation
                                        and without seeking further agreement
                                        from Counterparty, seek to sell Shares
                                        short to hedge the Option Transaction,
                                        such hedging transactions to be executed by Banque AIG or an affiliate in its sole discretion, (ii) Banque will notify Counterparty of the "Initial Price" promptly following the final day on which such short sales are completed (the "Final Hedge Date"), and (iii) Banque AIG and Counterparty shall be bound by the terms of this Confirmation and such notice.

                                        In the event Banque AIG or its
                                        affiliates do not complete short sales
                                        (including related borrowings of Shares) sufficient to hedge its position pursuant to the Option Transaction (in a manner determined by it in its sole discretion to be satisfactory), it shall promptly give notice thereof to Counterparty, and upon such notification, at the election of Banque AIG (set forth in such notice), either
                                        (i) the Number of Options subject to the Option Transaction to which this Confirmation relates shall be reduced to such number as Banque AIG or its affiliate has sufficiently hedged through short sales actually completed (determined by Banque AIG in its sole discretion), such revised Number of Options to be set forth in such notice, or (ii) the Option Transaction shall terminate with the same effect as if the Option Transaction were never entered into.

                                        Banque AIG will make a good faith effort to complete hedging of its position under the Option Transactions within 5 Exchange Business Days from and including the Trade Date.

     Exchange:                          NYSE.

     Related Exchange(s):               CBOE.

Procedure for Exercise:

     Expiration Time:                   The official closing time at which the
                                        Exchange closes.

     Expiration Date:                   14 January 2002, or if such day is not
                                        an Exchange Business Day, the next
                                        following Exchange Business Day.

     Automatic Exercise:                Applicable.


     Seller's Agents Telephone
     Number and Telex and/or
     Facsimile Number and Contact
     Details for Purpose of Giving
     Notice:                            Carmine Paradiso/Sabrina Jaques
                                        Telephone:   (203) 221-4805
                                        Facsimile:   (203) 222-4780

Valuation:

     Valuation Time:                    The close of trading on the Exchange.

     Valuation Date:                    The Expiration Date.

Settlement Terms:

     Cash Settlement:                   Applicable; provided that Counterparty
                                        may, by written notice to Banque AIG
                                        received not fewer than 15 Exchange
                                        Trading Days prior to the Expiration
                                        Date, elect that Physical Settlement
                                        shall be applicable, in which event the
                                        Reference Price shall be the Settlement
                                        Price, the Clearance System shall be The
                                        Depository Trust Company ("DTC"), and
                                        Counterparty shall be obligated to
                                        deliver Shares that are freely
                                        transferable as determined by Banque AIG in its sole discretion. Counterparty acknowledges that not all of the Shares it currently holds are eligible in their current form for clearance through DTC.

     Settlement Price:                  The closing ask price per share for
                                        Shares as reported by the Exchange on
                                        the Valuation Date.

     Cash Settlement Amount:            The Number of Options multiplied by the
                                        Option Entitlement multiplied by the
                                        Strike Price Differential.

     Strike Price Differential:                        The greater of (a) the excess of the Strike Price over the Settlement Price, and (b) zero.

     Cash Settlement Payment Date:                     Three Currency Business Days after the Valuation Date.

Adjustments:

          Method of Adjustment:                        Calculation Agent Adjustment.

          Extraordinary Events:

               Consequences of Merger Events:

                    (a) Share-for-Share:               Alternative Obligation. In the case of any such event, Counterparty shall be deemed to have made, as of the effective date of such event, each of the representations of Counterparty set forth in Section 3 of the Master
                                                       Agreement (except for the representation set forth in Part 3(f)(i) to the
                                                       Schedule thereto, relating to holding periods).


                    (b) Share-for-Other:               Cancellation and Payment.

                    (c) Share-for-Combined:            Cancellation and Payment.

               Nationalization or Insolvency:          Cancellation and Payment.

Currency Business Days:                                New York.

Calculation Agent:                                     Banque AIG.

Governing Law:                                         New York.

Documentation:                                         The Master Agreement.

Credit Support Documents:                              The Guarantee of AIG provided by Banque AIG, and the Pledge Agreement provided by Counterparty.

Payment Instructions for
Banque AIG:                                            Swiss Bank Corp., New York
                                                       ABA No. 0260-07993.
                                                       A/C Banque AIG, London Branch.
                                                       A/C # 1O1WA-182-850-000

Banque AIG Settlements:                                Carmine Paradiso/Sabrina Jaques
                                                       Westport, Connecticut
                                                       Tel:   (203) 221-4805
                                                       Fax:   (203) 222-4780

3. Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Option Transaction by signing in the space provided below and returning a copy of the executed Confirmation to Andrew Dixon, Counsel, Banque AIG, London Branch.

It has been a pleasure working with you on this transaction, and we look forward to working with you again in the future.

                                                  Yours sincerely,

                                                  Banque AIG, London Branch


                                                  By: /s/ T. Vakker
                                                     ---------------------------
                                                  Name:   Thomas Vakker
                                                  Title:  Executive Director

Agreed and accepted by:

TurboChef Technologies, Inc.


By  /s/ Dennis J. Jameson
   ------------------------
   Name: DENNIS J. JAMESON
   Title EVA CFO

AIG FINANCIAL SECURITIES CORP.                        [LOGO OF AIG APPEARS HERE]

100 Nyala Farm, Westport, CT 06880
(203) 222-4700 (800) 248-SWAP
Fax: (203) 222-4780 Telex: 910-2409432 AIG FPC


                                             February 4, 1999


     Mr. Dennis Jameson
     Executive Vice President, Chief Financial Officer, Secretary and Treasurer TurboChef Technologies
     10500 Metric Drive
     Suite 128
     Dallas, TX 75243

     Dear Dennis:

          At your request I have enclosed the original AIG Guarantee. If you have any questions, please do not hesitate to call me.

                                             Sincerely,

                                             /s/ Ananth Krishnamurthy
                                             Ananth Krishnamurthy
                                             Managing Director, North America

                GUARANTEE OF AMERICAN INTERNATIONAL GROUP, INC.
                -----------------------------------------------

                 Guarantee, dated as of January 11, 1999, by American International Group, Inc., a Delaware corporation (the "Guarantor"), in favor of TurboChef Technologies, Inc., a Delaware corporation (the "Guaranteed Party").

          1. GUARANTEE. To induce the Guaranteed Party to enter into (i) a Master Agreement, dated as of the date hereof, pursuant to which the Guaranteed Party and Banque AIG, London Branch (the "Bank"), have entered and/or anticipate entering into one or more Transactions (as defined therein), the confirmation of each of which supplements, forms a part of, and will be read and construed as one with, such Master Agreement (as amended or modified from time to time, such Master Agreement together with such confirmations are collectively referred to herein as the "Master Agreement"), and (ii) a Variable Stock Agreement, to dated on or about January 14, 1999, pursuant to which the Guaranteed Party will sell to the Bank certain securities at the time and on the terms specified therein (as amended or modified from time to time, the "Stock Agreement"), the Guarantor absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party and its successors, endorsees and assigns, the prompt payment when due of all present and future payment obligations of the Bank to the Guaranteed Party arising out of(i) Transactions entered into under the Master Agreement, or (ii) the Stock Agreement (collectively, the "Obligations"). This Guarantee is a Credit Support Document as contemplated in the Master Agreement.

          2. NATURE OF GUARANTEE. The Guarantor's obligations hereunder shall not be affected by the existence, validity, enforceability, perfection or extent of any collateral therefor or by any other circumstance relating to the Obligations that might otherwise constitute a legal or equitable discharge of or defense to the Guarantor not available to the Bank. The Guarantor agrees that the Guaranteed Party may resort to the Guarantor for payment of any of the Obligations whether or not the Guaranteed Party shall have resorted to any collateral therefor or shall have proceeded against the Bank or any other obligor principally or secondarily obligated with respect to any of the Obligations. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that the Bank becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor's obligations hereunder. In the event that any payment to the Guaranteed Party in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made. The Guarantor reserves the right to (a) set-off against any payment owing hereunder any amounts owing by the Guaranteed Party to the Bank and (b) assert defenses which the Bank may have to payment of any Obligations other than defenses arising from the bankruptcy or insolvency of the Bank and other defenses expressly waived hereby.

          3. CHANGES IN OBLIGATIONS, COLLATERAL THEREFOR AND AGREEMENTS RELATING THERETO; WAIVER OF CERTAIN NOTICES. The Guarantor agrees that the Guaranteed Party may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations, and may also make any agreement with the Bank or with any other party to or person liable on any of the Obligations or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party and the Bank or any such other party or person without in any way impairing or affecting this Guarantee. The Guarantor waives notice of the acceptance of this Guarantee and of the Obligations, presentment, demand for payment, notice of dishonor and protest.

          4. EXPENSES. The Guarantor agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of the Guaranteed Party's counsel) in any way relating to the enforcement or protection of the rights of the Guaranteed Party hereunder; provided that the Guarantor shall not be liable for any expenses of the Guaranteed Party if no payment under this Guarantee is due.

          5. SUBROGATION. Upon payment of any of the Obligations, the Guarantor shall be subrogated to the rights of the Guaranteed Party against the Bank with respect to such Obligations, and the Guaranteed Party agrees to take at the Guarantor's expense such steps as the Guarantor may reasonably request to implement such subrogation.

          6. NO WAIVER; CUMULATIVE RIGHTS. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

          7. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:


          (a) the Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power to execute, deliver and perform this Guarantee;

          (b) the execution, delivery and performance of this Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of the Guarantor's certificate of incorporation or by-laws, as amended to date, or any law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets;

             (c) all consents, licenses, clearances, authorizations and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery and performance of this Guarantee have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Guarantee; and

             (d) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

             8. ASSIGNMENT. Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other person (except by operation of law) without the prior written consent of the Guarantor or the Guaranteed Party, as the case may be, provided, however, that the Guaranteed Party may assign its rights, interests and obligations hereunder (insofar as such rights, interests and obligations pertain to the Master Agreement) to an assignee or transferee to which it has transferred its interests and obligations under the Master Agreement pursuant to Section 7 thereof and may assign its rights, interests and obligations hereunder (insofar as such rights, interests and obligations pertain to the Stock Agreement) to an assignee or transferee to which it has transferred its interests and obligations under the Stock Agreement pursuant to Section 7.6 thereof.

             9. NOTICES. All notices or demands on the Guarantor shall be deemed effective when received, shall be in writing and shall be delivered by hand or by registered mail, or by facsimile transmission promptly confirmed by registered mail, addressed to the Guarantor at:

             American International Group, Inc.
             70 Pine Street
             New York, New York 10270
             Attention: Secretary
             Fax (212) 514-6894

or such other address or facsimile number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Agreement.

             10. CONTINUING GUARANTEE. Subject to the provisions of Section 11 hereof, this Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until all of the Obligations have been satisfied in full.

             11. TERMINATION. The Guarantee may be terminated by the Guarantor upon 5 days' written notice to the Guaranteed Party, provided that this Guarantee shall remain in full force and effect with respect to Obligations incurred by the Bank pursuant to the Stock Agreement or incurred as a result of Transactions entered into prior to the effective date of such termination.

             12. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

             IN WITNESS WHEREOF, this Guarantee has been duly executed and delivered by the Guarantor to the Guaranteed Party as of the date first above written.

                                          AMERICAN INTERNATIONAL GROUP, INC.


                                          By: /s/ William L. Dooley
                                              -----------------------------

                                          By: /s/ Kathleen E. Shannon
                                              -----------------------------

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